Exhibit 99.1

OPENWAVE REPORTS SECOND QUARTER FINANCIAL RESULTS

REDWOOD CITY, CA – January 24, 2008 – Openwave Systems Inc. (Nasdaq: OPWV), one of the world’s leading software innovators enabling revenue-generating personalized services which converge the mobile and broadband experience, today announced that revenues for the second fiscal quarter ended December 31, 2007 were $63.2 million, compared with $63.0 million in the prior quarter ended September 30, 2007 and $75.7 million in the December quarter in the preceding year. Bookings for the quarter were $80.4 million.

“The results of the quarter demonstrate we’re making progress in Openwave’s turnaround,” said Robert Vrij, president and CEO of Openwave. “We’re seeing tangible market validation for our new products, which demonstrates alignment with our customers’ needs and the strength of our product offerings.”

On a GAAP basis, net income for the second fiscal quarter ended December 31, 2007 was $4.9 million, or $0.06 per share, compared to a net loss of $14.1 million, or $0.17 per share, in the prior quarter and a net loss of $15.8 million, or $0.17 per share, for the December quarter in the preceding year.

Net loss on a non-GAAP basis, which excludes discontinued operations, amortization of intangibles and other acquisition-related costs, stock-based compensation, gains on sales of non-operating assets, costs associated with the stock option review and proxy contest, retention bonuses related to exploring strategic alternatives and restructuring costs, for the second fiscal quarter ended December 31, 2007 was $4.9 million, or $0.06 per share, compared with $3.4 million, or $0.04 per share, in the prior quarter and $4.0 million, or $0.04 per share, during the December quarter of the prior year. A reconciliation between net income (loss) on a GAAP basis and a non-GAAP basis is provided below in a table immediately following the Condensed Consolidated Statements of Operations.

(more)

Openwave Reports Second Quarter Financial Results	Page 2

Non-GAAP Measure

The Company’s stated results include a non-GAAP measure, non-GAAP net loss. Non-GAAP net loss excludes certain items since they are related to unique non-recurring events, such as gains on sales of non-operating assets, costs associated with the stock option review and proxy contest, and retention bonuses related to when the Company explored strategic alternatives. Additionally, non-GAAP net loss excludes other items since they are non-cash items that other companies exclude, in order to compare the Company with other companies, such as stock-based compensation, and other expenses which would not be helpful to evaluate the Company’s on-going business, such as restructuring costs and discontinued operations. Lastly, non-GAAP net loss excludes non-cash expenses that relate to non-routine events, such as the amortization of intangibles and acquisition-related costs. The company considers non-GAAP net loss to be an important measure because it provides a useful measure of the operational performance of the Company and is used by the Company’s management for that purpose. In addition, investors often use a measure such as this to evaluate the financial performance of a company. Non-GAAP net loss results are presented for supplemental informational purposes only for understanding Openwave’s operating results. These non-GAAP results should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies.

Conference Call Information Openwave has scheduled a conference call for 5:00 p.m. eastern time today to discuss its financial results for its fiscal second quarter ended December 31, 2007. Interested parties may access the conference call over the Internet through the Company’s web site at www.openwave.com or by telephone at (888) 797-2982 or (913) 312-0935 (international). A replay of the conference call will be available for one week beginning at approximately 8:30 p.m. eastern time today by calling 888-203-1112. The replay can be accessed internationally by calling 719-457-0820. Reservation number: 4194635.

(more)

Openwave Reports Second Quarter Financial Results	Page 3

A live webcast of the call, together with supplemental financial information, will also be available on the Quarterly Earnings section of Openwave’s website at http://investor.Openwave.com/ for at least 12 months.

About Openwave

Openwave Systems Inc. (Nasdaq: OPWV) is one of the world’s leading innovators of software applications and infrastructure designed to enable revenue-generating, personalized services, including merchandising and advertising, which converge the mobile and broadband experience across all of a user’s devices.

As the communications industry intersects with the Internet, Openwave software enables service providers to converge services, increasing the value of their networks by accelerating time to market and reducing the cost and complexity associated with new service deployment. Openwave’s unique product portfolio provides a complete range of service management, messaging, location and client technologies. Openwave is a global company headquartered in Redwood City, California.

Openwave is a trademark of Openwave Systems Inc. All other trademarks are the properties of their respective owners.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1943 and Section 27A of the Securities Act of 1933, including, but not limited to, material contained in quotations, increased demand for some of the Company’s products and expectations, plans or prospects for Openwave Systems Inc. that are based upon the current expectations and beliefs of Openwave's management. These forward-looking statements are subject to many risks and uncertainties that could cause actual results to differ materially from those projected. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Openwave assumes no obligation to update the forward-looking statements included in this press release.

In particular, the following factors, among others, could cause actual results to differ materially from those projected: (a) the ability to make changes in business strategy, development plans and product offerings to respond to the needs of our current, new and potential customers, suppliers and strategic partners; (b) the ability to improve sales productivity; (c) the ability to continue to sell our existing products and enhancements; (d) the ability to develop and commercialize new products; (e) risks associated with the development and licensing of software generally, including potential delays in software development and technical difficulties that may be encountered in the development or use of our software; (f) increased global competition and pricing pressure on our products; (g) the unknown effects of management changes; and (h) the loss of key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007, its Quarterly Report on Form 10-Q for the period ended September 30, 2007 and any subsequently filed reports. All documents also are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Openwave's website at www.openwave.com.

(more)

Openwave Reports Second Quarter Financial Results	Page 4

For More Information: Investor Relations Mike Bishop The Blueshirt Group mike@blueshirtgroup.com Tel: 415-217-4968	Public Relations Vikki Herrera Openwave Systems Inc. Vikki.Herrera@openwave.com Tel: 650-480-6753

(more)

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS-UNAUDITED

(In thousands)

	December 31, 2007	June 30, 2007
Assets
Current Assets:
Cash, cash equivalents and short-term investments	$231,789	$240,644
Restricted cash	242	2,061
Accounts receivable, net	51,020	72,894
Prepaid and other current assets	24,760	30,482
Note receivable from sale of discontinued operation	5,883	—
Current assets of discontinued operation	—	19,039

Total current assets	313,694	365,120

Property and equipment, net	17,156	19,834
Long-term investments and restricted cash and investments	60,764	37,944
Deposits and other assets	7,294	4,575
Goodwill and intangible assets, net	83,242	86,162
Noncurrent assets of discontinued operation	—	34,652

Total assets	$482,150	$548,287

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$2,648	$10,288
Accrued liabilities	49,701	56,344
Accrued restructuring costs	13,220	26,118
Deferred revenue	44,547	46,342
Convertible subordinated notes, net	149,430	—
Current liabilities of discontinued operation	—	18,837

Total current liabilities	259,546	157,929

Accrued restructuring costs, less current portion	46,478	51,140
Deferred revenue, less current portion	8,899	11,917
Deferred rent obligations and long-term taxes payable	3,839	1,649
Deferred tax liabilities, net	624	1,349
Convertible subordinated notes, net	—	149,017
Noncurrent liabilities of discontinued operation	—	5,034

Total liabilities	319,386	378,035

Stockholders’ equity	162,764	170,252

Total liabilities and stockholders’ equity	$482,150	$548,287

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS-UNAUDITED

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Revenues:
License	$16,827	$17,323	$24,789	$34,150	$54,359
Maintenance and support	20,887	21,644	22,833	42,531	45,646
Services	25,467	24,005	28,070	49,472	59,498

Total revenues	63,181	62,972	75,692	126,153	159,503

Cost of revenues:
License	1,010	842	737	1,852	2,542
Maintenance and support	7,702	8,303	8,053	16,005	15,861
Services	20,012	18,100	20,802	38,112	43,176
Amortization of intangible assets	2,035	2,054	1,967	4,089	3,485

Total cost of revenues	30,759	29,299	31,559	60,058	65,064

Gross profit	32,422	33,673	44,133	66,095	94,439

Operating Expenses:
Research and development	14,822	14,927	17,807	29,749	36,065
Sales and marketing	19,300	18,533	24,471	37,833	49,522
General and administrative	10,109	13,920	16,986	24,029	32,456
Stock option review and associated costs	—	—	750	—	6,242
Restructuring and other related costs	328	1,208	2,024	1,536	12,524
Acquisition-related costs and amortization	1,093	829	713	1,922	1,427
Gain on sale of technology	—	—	—	—	(1,287)

Total operating expenses	45,652	49,417	62,751	95,069	136,949

Operating loss from continuing operations	(13,230)	(15,744)	(18,618)	(28,974)	(42,510)
Interest and other (expense), net	2,479	2,904	4,945	5,383	10,843

Pre-tax loss from continuing operations	(10,751)	(12,840)	(13,673)	(23,591)	(31,667)

Income taxes	544	954	1,319	1,498	3,390

Net loss from continuing operations	(11,295)	(13,794)	(14,992)	(25,089)	(35,057)
Net loss from discontinued operation, net of tax	(286)	(351)	(784)	(637)	(5,256)
Gain on sale of discontinued operation	16,455	—	—	16,455	—

Net income (loss)	$4,874	$(14,145)	$(15,776)	$(9,271)	$(40,313)

Basic and diluted net income (loss) per share from:
Continuing operations	$(0.14)	$(0.17)	$(0.16)	$(0.30)	$(0.37)
Discontinued operation	0.20	—	(0.01)	0.19	(0.06)

Net income (loss) per share	$0.06	$(0.17)	$(0.17)	$(0.11)	$(0.43)

Shares used in basic and diluted net income (loss) per share	82,397	82,224	93,352	82,310	93,189
Stock-based compensation by category:
Maintenance and support	$415	$200	$423	$615	$605
Services	510	300	541	810	824
Research and development	819	380	673	1,199	1,247
Sales and marketing	878	807	2,151	1,685	4,679
General and administrative	802	657	2,664	1,459	4,642
Restructuring and other related costs	—	—	1,687	—	1,687
Discontinued operation	139	145	93	284	254

	$3,563	$2,489	$8,232	$6,052	$13,938

OPENWAVE SYSTEMS INC.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET LOSS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Reconciliation between GAAP and Non-GAAP net income (loss):
Net income (loss )	$4,874	$(14,145)	$(15,776)	$(9,271)	$(40,313)
Exclude:
Restructuring and other related costs	328	1,208	2,024	1,536	12,524
Acquisition-related costs and amortization(a)	3,128	2,883	2,680	6,011	4,912
Amortization of stock-based compensation	3,424	2,344	6,452	5,768	11,997
Professional fees associated with unusual events(b)	337	1,374	750	1,711	6,242
Retention bonuses related to strategic alternatives	—	3,398	—	3,398	—
Gain on sale of technology	—	—	—	—	(1,287)
Discontinued operation, net of tax	286	351	784	637	5,256
Gain on sale of discontinued operation	(16,455)	—	—	(16,455)	—
Tax impact of reconciling items(c)	(822)	(821)	(877)	(1,643)	(1,690)

Non-GAAP net loss	$(4,900)	$(3,408)	$(3,963)	$(8,308)	$(2,359)

GAAP net income (loss) per share - diluted	$0.06	$(0.17)	$(0.17)	$(0.11)	$(0.43)
Exclude:
Restructuring and other related costs	$—	$0.01	$0.02	$0.02	$0.13
Acquisition-related costs and amortization(a)	$0.04	$0.04	$0.03	$0.07	$0.05
Amortization of stock-based compensation	$0.05	$0.03	$0.07	$0.07	$0.12
Professional fees associated with unusual events(b)	$—	$0.02	$0.01	$0.02	$0.07
Retention bonuses related to strategic alternatives	$—	$0.04	$—	$0.04	$—
Gain on sale of technology	$—	$—	$—	$—	$(0.01)
Discontinued operation, net of tax	$—	$—	$0.01	$—	$0.06
Gain on sale of discontinued operation	$(0.20)	$—	$—	$(0.19)	$—
Tax impact of reconciling items(c)	$(0.01)	$(0.01)	$(0.01)	$(0.02)	$(0.02)

Non-GAAP net loss per share - diluted	$(0.06)	$(0.04)	$(0.04)	$(0.10)	$(0.03)

Shares used in computing diluted earnings per share	82,397	82,224	93,352	82,310	93,189

(a)	Acquisition-related costs relates to payments due under the terms of the Widerweb and Solomio acquisitions. Amortization relates to acquired intangible assets.
(b)	Relates to legal fees regarding the stock option lawsuits, proxy contests and strategic alternatives.
(c)	The tax impact relates to amortization of acquisition-related intangibles and tax benefits related to stock-based compensation.

OPENWAVE SYSTEMS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-UNAUDITED

(in thousands)

	Three Months Ended			Six Months Ended
	December 31, 2007	September 30, 2007	December 31, 2006	December 31, 2007	December 31, 2006
Operating activities:
Net income (loss)	$4,874	$(14,145)	$(15,776)	$(9,271)	$(40,313)
Gain on sale of discontinued operation	(16,455)	—	—	(16,455)	—
Reconciling items:
Depreciation, amortization of intangibles and stock-based compensation	8,719	7,700	12,784	16,419	26,504
Non-cash restructuring charges	513	532	2,798	1,045	4,158
Provision (recovery) for doubtful accounts	(646)	(773)	1,978	(1,419)	1,978
Other non-cash items, net	115	(798)	(1,351)	(683)	(4,138)
Proceeds from sale of technology	—	—	—	—	(1,287)
Changes in operating assets and liabilities, net of effect of acquisitions	(14,809)	(2,962)	(14,917)	(17,771)	(7,349)

Net cash used for operating activities	(17,689)	(10,446)	(14,484)	(28,135)	(20,447)

Investing activities:
Purchases of property and equipment, net	(1,418)	(1,917)	(3,152)	(3,335)	(7,807)
Proceeds from sale of non-operating assets	—	1,065	—	1,065	—
Proceeds from sale of technology	—	—	—	—	1,287
Acquisitions, net of cash acquired in continuing operations	—	—	(8,532)	—	(8,532)
Sale of discontinued operation, net of cash divested	39,382	—	—	39,382	—
Payments and restricted cash related to prior acquisitions	(546)	—	(1,250)	(546)	(1,250)
Proceeds (purchases) of investments, net	(982)	56,670	49,240	55,688	31,682
Restricted cash and investments	420	(195)	(863)	225	1,182

Net cash provided by investing activities	36,856	55,623	35,443	92,479	16,562

Financing activities:
Payment on note payable	(113)	—	(305)	(113)	(305)
Net proceeds from issuance of common stock	30	58	8	88	146
Cash used to repurchase stock from employees	—	(505)	(825)	(505)	(938)
Employee stock purchase plan	536	—	—	536	—

Cash provided by (used for) financing activities	453	(447)	(1,122)	6	(1,097)

Effect of exchange rates on cash and cash equivalents	—	—	99	—	120

Net increase (decrease) in cash and cash equivalents	19,620	44,730	19,936	64,350	(4,862)
Cash and cash equivalents at beginning of period	130,829	86,099	147,748	86,099	172,546

Cash and cash equivalents at end of period, including discontinued operation	$150,449	$130,829	$167,684	$150,449	$167,684

Cash and cash equivalents included in discontinued operation	—	(3,451)	(3,558)	—	(3,558)

Cash and cash equivalents at end of period	$150,449	$127,378	$164,126	$150,449	$164,126